UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): August 23, 2024

Quest Diagnostics Incorporated
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or other jurisdiction of incorporation)

001-12215				16-1387862
(Commission File Number)				(I.R.S. Employer Identification No.)

500 Plaza Drive
Secaucus,	NJ			07094
(Address of principal executive offices)				(Zip Code)

		(973)	520-2700
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value	DGX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
    Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events

On August 26, 2024, Quest Diagnostics Incorporated (the “Company”) announced that it has closed its previously announced acquisition of LifeLabs Inc. (“LifeLabs”), pursuant to the terms of an equity purchase agreement that the Company and its wholly owned subsidiary entered into with Borealis Infrastructure Corporation, BPC Health Trust, LifeLabs and BPC Lab Finance LP, an Ontario limited partnership, on July 2, 2024. LifeLabs provides laboratory diagnostic information and digital health connectivity systems in Canada. For more information on the LifeLabs acquisition, see the Company’s Current Report on Form 8-K filed on July 3, 2024 (the “Announcement Form 8-K”). The information contained in Announcement Form 8-K is not incorporated by reference into this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits

d.	Exhibit

	99.1	Press Release of Quest Diagnostics Incorporated dated August 26, 2024

	104	The cover page from this current report on Form 8-K, formatted in Inline XBRL.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

August 29, 2024

QUEST DIAGNOSTICS INCORPORATED

By:	/s/ Sean D. Mersten
Sean D. Mersten
Vice President and Corporate Secretary